Executive Benefits (COLI) VUL

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Prospectus supplement dated July 16, 2010

to the

prospectus dated May 1, 2010 as supplemented through June 7, 2010.

The following supplemental information should be read in conjunction with:

the Prospectus dated May 1, 2010, as supplemented through June 7, 2010, for Executive Benefits (COLI) VUL, a variable universal life insurance policy issued through The Guardian Separate Account N.

Except as set forth herein, all other provisions of the prospectus referenced above shall remain unchanged.

Effective July 16, 2010, and incident to shareholder approval, the Evergreen VA International Equity Fund and its corresponding sub-account will be merged into the Wells Fargo Advantage VT International Equity Fund. As a result of this merger, the Evergreen VA International Equity Fund is no longer available as an investment option under this Policy and is replaced by the following:

Fund	Investment Objective	Typical Investments	Investment Advisor and Principal Business Address
Wells Fargo Advantage VT International Equity Fund (Class II) (Formerly Evergreen VA International Equity Fund)	Long-term capital growth and capital appreciation	The fund normally invests at least 80% of its assets in equity securities of foreign issuers.	Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105 (Advisor) Wells Capital Management, Inc. 525 Market Street, 10th Floor San Francisco, CA 94105 (Subadvisor)

This Prospectus Supplement should be retained with the Prospectus for future reference.

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